SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2011

                          BLUGRASS ENERGY INC.
 (Exact name of Company as specified in its charter)

                            Nevada
(State or other jurisdiction of incorporation)

333-135852	20-4952339
(Commission File Number)	(IRS Employer Identification No.)

13465 Midway Road, Suite 322, LB 10, Dallas, Texas 75244
(Address of principal executive offices)                (Zip Code)

Company’s telephone number, including area code:  (972) 404-9995

____________________________________________
  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[_]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective September 30, 2011, Mr. Larry Maguire has transitioned his role as Chief Financial Officer of Blugrass Energy Inc. (the “Company”), to that of a financial advisor.  Mr. Maguire has committed to provide ongoing financial advisory services to the Company and its executive management.

As financial advisor to the Company, Mr. Maguire will continue to serve as the primary financial resource for the Company for purposes of financial reporting, interface with auditors, and transaction support, among other duties.  Mr. Maguire’s formal roles as Chief Financial Officer and Director of the Company ended upon his September 30 resignation.

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SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  October 12, 2011

BLUGRASS ENERGY INC.

By:	/s/ Abram Janz
Abram Janz President and Chief Executive Officer